EXHIBIT 32.2


                  STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350,


                             AS ADOPTED PURSUANT TO


                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Charles J. Novak, Chief Financial Officer of Integrated Surgical Systems, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2003 (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 8, 2003                 /s/ Charles J. Novak
                                      ------------------------------------------
                                          Charles J. Novak
                                          Chief Financial Officer